UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 22, 2022
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-11507	13-5593032
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(Commission File Number)	(IRS Employer Identification No.)
111 River Street, Hoboken New Jersey	07030
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(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(201) 748-6000
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Not Applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	WLY	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	WLYB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On June 15, 2022, John Wiley & Sons Inc., a New York corporation (the “Company”), issued a press release (Press Release) announcing the Company’s financial results for the fourth quarter and fiscal year 2022, which was furnished as Exhibit 99.2 to the Current Report on Form 8-K filed on June 15, 2022 (the “Original Form 8-K”).  The Company is issuing a correction to the foreign exchange (FX) impact in its Fiscal 2023 outlook. Wiley now expects a more modest FX impact to Fiscal 2023 guidance – at June 10, 2022 spot rates – after identifying an error in its currency mix evaluation for a foreign entity.  Wiley’s operational guidance (outlook at constant currency) remains unchanged.

REVISED FISCAL YEAR 2023 OUTLOOK

Metric ($millions, except EPS)	FY23 Outlook* At constant currency	FX Impact Old	FY23 Outlook Old	FX Impact** Corrected	FY23 Outlook^ Modified (for FX)
Revenue	$2,175 - $2,215	$(75)	$2,100 - $2,140	$(50)	$2,125 - $2,165
Adjusted EBITDA	$425 - $450	$(25)	$400 - $425	Immaterial	$425 - $450
Adjusted EPS	$3.70 - $4.05	$(0.30)	$3.40 - $3.75	Immaterial	$3.70 - $4.05
Free Cash Flow	$210 - $235	$(25)	$185 - $210	Immaterial	$210 - $235
*Based on Fiscal 2022 average rates of 1.15 euro and 1.36 British pound
**Variance between Fiscal 2022 average rates and spot rates as of June 10:  1.06  euro and 1.24 British pound
^Fiscal 2023 outlook at spot rates as of June 10.  Wiley will be updating FX impact in Q1 (September) and subsequent quarters

Except as expressly set forth above, this Amendment No. 1 on Form 8-K/A does not, and does not purport to, amend, update or restate any other information in the Press Release or Original Form 8-K or reflect any events that have occurred after the filing of the Original Form 8-K.  Accordingly, this Amendment No. 1 on Form 8-K/A should be read in conjunction with the Original Form 8-K and the Company’s other filings with the SEC subsequent to the filing of the Original Form 8-K, including any amendments thereto.

The information in this Item 2.02, (x) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and (y) shall not be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information in this particular report is incorporated by reference). The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

NON-GAAP FINANCIAL MEASURES

Wiley provides non-GAAP financial measures and performance results such as “Adjusted EPS,” “EBITDA”, “Adjusted EBITDA,” “Adjusted Contribution to Profit,” “Adjusted Income before Taxes,” “Adjusted Income Tax Provision,” “Adjusted Effective Tax Rate,” “Free Cash Flow less Product Development Spending,” “organic revenue,” and results on a Constant Currency basis to assess underlying business performance and trends. Management believes non-GAAP financial measures, which exclude the impact of restructuring charges and credits and certain other items, and the impact of acquisitions provide a useful comparable basis to analyze operating results and earnings. See the reconciliations of non-GAAP financial measures and explanations of the uses of non- GAAP measures in the supplementary information. We have not provided our 2023 outlook for the most directly comparable US GAAP financial measures, as they are not available without unreasonable effort due to the high variability, complexity, and low visibility with respect to certain items, including restructuring charges and credits, gains and losses on foreign currency, and other gains and losses. These items are uncertain, depend on various factors, and could be material to our consolidated results computed in accordance with US GAAP.

FORWARD-LOOKING STATEMENTS

This document contains certain forward-looking statements concerning the Company's operations, performance, and financial condition.  Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements.  Any such forward-looking statements are based upon a number of assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company and are subject to change based on many important factors.  Such factors include, but are not limited to: (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key online retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities; (x) the Company’s ability to realize operating savings over time and in fiscal year 2023 in connection with our multi-year Business Optimization Program; (xi) the impact of COVID-19 on our operations, performance, and financial condition; and (xii) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
(Registrant)

By	/s/ Brian A. Napack
Brian A. Napack
President and
Chief Executive Officer

By	/s/ Christina Van Tassell
Christina Van Tassell
Executive Vice President and Chief Financial Officer

Dated: July 22, 2022